                             UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:  February 24, 2012

                            REGAL ONE CORPORATION.

(Exact name of registrant as specified in its charter)

       Florida                 814-00710                 95-4158065

(State of Incorporation)  (Commission File Number)  (IRS Employer ID No.)

      P.O. Box 25610 Scottsdale, AZ                85255

(Mailing address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:   (310)312-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

 (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14A-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.1 Changes in Registrant’s Certifying Accountant.

Effective February 24, 2012, the Audit Committee of the Board of Directors of Regal One Corporation (“Regal One” or the “Registrant” or the “Issuer”) engaged the Las Vegas, Nevada firm of Seale and Beers, CPAs as the Independent Registered Public Accountant to audit Regal One Corporation’s financial statements for the fiscal year ending December 31, 2011 and any interim periods.  During the Registrant’s two most recent fiscal years and any subsequent interim period, Regal One Corporation did not consult with Seale and Beers, CPAs or any of its members about the application of accounting principals to any specified transaction or any other matter.  The decision to change accountants was approved by the Audit Committee of the Board of Directors of Regal One Corporation consisting of Bernard L. Brodkorb (Director) and Charles Newman (President).

The engagement effective February  24, 2012 of Seale and Beers, CPAs as the new Independent Registered Public Accountant for Regal One Corporation necessarily results in the termination or dismissal of the principal accountant which audited Regal One Corporation’s financial statements for the fiscal year ended December 31, 2010, De Joya, Griffith & Company, LLC.

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During the Registrant’s two most recent fiscal years ended December 31, 2010 and the subsequent interim periods, there were no disagreements between the Registrant and De Joya, Griffith & Company, LLC concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to De Joya, Griffith & Company, LLC’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v)of Regulation S-K.

De Joya, Griffith & Company, LLC’s report dated March 24, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principals.

Regal One Corporation has provided De Joya, Griffith & Company, LLC with a copy of the foregoing disclosures and requested from De Joya, Griffith & Company, LLC a letter addressed to the Commission stating whether De Joya, Griffith & Company, LLC agrees with the statements made by Regal One Corporation in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree.  De Joya, Griffith & Company, LLC’s letter is attached as an exhibit to this report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following documents are filed as exhibits to this Report:

Exhibit No.          Description

16.1         Letter dated February 24, 2012 addressed to the Securities and

     Exchange Commission from De Joya, Griffith & Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Regal One Corporation

/s/ Charles J. Newman

By: Charles J. Newman

President, Chief Executive Officer and Chief Financial Officer

Date: February 27, 2012